FILED PURSUANT TO RULE 497(e)
                                                      REGISTRATION NO. 333-16033


                                 THE B.B. FUNDS

                         Supplement Dated March 24, 2009
                       to Prospectus Dated August 1, 2008

On March 16, 2009, the shareholders of the B.B. Micro-Cap Growth Fund (the "B.B. Fund") approved the Agreement and Plan of Reorganization and Liquidation between the B.B. Fund and the GAMCO Westwood Mighty MitesSM Fund (the "Mighty Mites Fund"). The parties currently expect the reorganization of the B.B. Fund into the Mighty Mites Fund to be completed on or about March 27, 2009, at which time the shareholders of the B.B. Fund will become shareholders of the Mighty Mites Fund.

Any questions regarding the reorganization or the B.B. Fund should be directed to Teton Advisors, Inc. at One Corporate Center, Rye, New York 10580-1422 or (800) 422-3554.